PROMISSORY NOTE


$9,750,000                                                      December 8, 1998


         FOR VALUE RECEIVED, COVOL TECHNOLOGIES, INC., a Delaware corporation ("Maker"), hereby unconditionally promises to pay to the order of MOUNTAINEER SYNFUEL, L.L.C., a Delaware limited liability company ("Payee"), at such place as Payee may from time to time designate in writing to Maker, the principal sum of $9,750,000, or, if less, the sum of (i) $8,250,000 plus (ii) any additional amounts ("Additional Amounts") loaned on the date hereof or hereafter by or on behalf of Payee to Maker up to a maximum additional amount of $1,500,000 pursuant to the letter agreement of even date herewith among Maker, Payee, Fannie Mae and MSDW Synfuels II, Inc., together with all unpaid interest thereon, on June 30, 2000 (the "Maturity Date"), or sooner as hereafter provided.

         1. Notation of Additional Amounts. Payee is authorized to record, on the schedule annexed hereto and made a part hereof, or on other appropriate records of Payee, the date and amount of each Additional Amount loaned by Payee to Maker, provided, however, that failure by Payee to make any recordation or other error therein shall not limit or otherwise affect the obligations of Maker hereunder.

         2. Interest. The unpaid principal balance of this promissory note (as amended, modified or supplemented from time to time, this "Note") from time to time outstanding shall bear interest at a per annum rate equal to ten percent (10%), but in no event higher than the maximum lawful rate that may be contracted for, charged, taken, reserved or received by Payee in accordance with applicable law. Interest hereon shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

         3. Manner of Payment and Application of Funds. The principal and accrued interest on this Note shall be due and payable as follows:

                  (a) Unless this Note has been accelerated pursuant to Section 6 hereof, commencing on January 31, 1999 and continuing on the last day of each month thereafter through June 30, 1999, the Maker shall pay accrued interest on the outstanding principal amount hereof;

                  (b) Unless this Note has been accelerated pursuant to Section 6 hereof, commencing July 31, 1999 and continuing on the last day of each month thereafter through May 31, 2000, the Maker shall pay the amount of $350,000, such payment being applied first to the payment of accrued but unpaid interest and then to principal; and

                  (c) All unpaid principal and accrued interest on this Note shall be due and payable on the earlier of the Maturity Date or acceleration pursuant to Section 6 hereof.

All sums payable hereunder will be payable by Maker to Payee in funds constituting lawful money of the United States of America and in immediately available funds. Maker's obligation to make payments hereunder is absolute and unconditional and shall not be subject to any defense, claim, counterclaim, setoff, recoupment, abatement or other right that Maker may now or hereafter have against Payee or any other person or entity.

         4. Prepayment of Principal. From and after January 29, 1999, Maker shall be entitled to prepay at any time(s) the outstanding principal balance hereof, in whole or in part, plus accrued interest thereon without premium or penalty. All prepayments shall be applied first to accrued but unpaid interest and then to principal. This Note shall not be prepayable in whole or in part prior to January 15, 1999.

         5. Security Agreement. This Note is secured by a Security Agreement (as amended, modified or supplemented from time to time, the "Security Agreement") and by a Leasehold Credit Line Deed of Trust and Security Agreement (the "Leasehold Deed of Trust and Security Agreement"), each of even date herewith executed by Maker in favor of Payee, to which reference is made for a statement of the rights and obligations of Maker and Payee in relation thereto.

         6. Events of Default. Maker shall be in default under this Note upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

                  (a) Maker fails to pay any principal, interest or other amounts payable under this Note when due;

                  (b) Maker commences or becomes the subject of any proceedings under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, conservatorship, moratorium, dissolution, liquidation, or similar debtor relief laws of any jurisdiction, whether now or hereafter in effect, and, in the case of involuntary proceedings, such proceedings are not dismissed, discharged, stayed or restrained within 60 days of the commencement thereof, or makes an assignment for the benefit of its creditors, or fails to pay its debts generally as they become due;

                  (c) Maker liquidates or dissolves itself (or suffers any liquidation or dissolution) or otherwise winds up or terminates its existence;

                  (d) An "Event of Default" as specified and defined in the Security Agreement or the Leasehold Deed of Trust and Security Agreement shall have occurred.

         7.       Acceleration and Other Remedies.

                  (a) If an Event of Default described in Section 6(b) above occurs, the aggregate unpaid principal balance of and any accrued
         interest  on  this  Note  shall   thereupon   become  due  and  payable
         concurrently therewith, without any action by Payee or any subsequent holder of this Note, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by applicable law). If any other Event of Default occurs, Payee or any subsequent holder hereof may, upon written notice to Payee of such Event of Default (i) declare the unpaid principal balance of and any accrued interest on this Note immediately due and payable, whereupon it will be due and payable without diligence, presentment, demand, or protest, all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by applicable law), and (ii) exercise all other rights and remedies available by agreement, at law or in equity.

                  (b) Failure to exercise any of the foregoing options will not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment will not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of Payee.

         8. Waivers. Maker and any endorsers, sureties or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, other notice of any kind, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereof. Maker and any endorsers, sureties or guarantors hereof also severally waive any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         9. Legal Interest Limitations. It is the intent of Maker and Payee to conform strictly to all applicable state and federal usury laws. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof or otherwise, shall the amount contracted for, charged or received by Payee for the use, forbearance, or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing, or pertaining to the indebtedness evidenced hereby which may be legally deemed to be for the use, forbearance or detention of money, exceed the maximum amount which Payee is legally entitled to contract for, charge or collect under applicable state or federal law. If from any circumstance whatsoever fulfillment of any provision hereon or of such other documents, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance Payee ever receives as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the principal indebtedness hereof and any other amounts due under any other instrument evidencing, securing or pertaining to the indebtedness evidenced hereby, but not to the payment of interest; and if such amount which would be excessive interest exceeds the unpaid balance of principal hereof and all other non-interest indebtedness described above, then such additional amount will be refunded to Maker. All sums paid or agreed to be paid by Maker for the use, forbearance or detention of the indebtedness of Maker to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the amount of interest on account of such indebtedness is uniform throughout the term thereof and does not exceed the maximum permitted by applicable law.

The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Maker and the Payee.

         10. Severability. If any provision of this Note or any related documents is held to be illegal, invalid or unenforceable under present or future laws or regulations, that provision will be fully severable. The affected instrument, document or agreement shall be construed and enforced as if the severed provision had never been a part thereof, and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision or by its severance therefrom. In lieu of the severed provision, there shall be added automatically as a part of the affected instrument, document or agreement a provision that is legal, valid and enforceable, and as similar in terms to the severed provision as may be possible.

         11. Notices. All notices, requests or communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if (a) mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, (b) delivered by a nationally recognized overnight delivery service with written confirmation of delivery, (c) delivered in person to the intended addressee, or (d) sent by facsimile transmission with confirmation of delivery. Any notice mailed as above provided will be effective upon its deposit in the custody of the U.S. Postal Service; all other notices will be effective upon receipt. All notices hereunder shall be given at the following addresses:

         if to Maker:               Covol Technologies, Inc.
                                    3280 North Frontage Road
                                    Lehi, Utah  84043
                                    Facsimile: (801) 768-4483
                                    Attention:  Stanley M. Kimball

         if to Payee:               Mountaineer Synfuel, L.L.C.
                                    3280 North Frontage Road
                                    Lehi, Utah  84043
                                    Facsimile:  (801) 766-1979
                                    Attention:  Harlan M. Hatfield

         with copies to:            MSDW Synfuels II, Inc.
                                    1221 Avenue of the Americas
                                    23rd Floor
                                    New York, New York  10020
                                    Facsimile:  (212) 762-6912
                                    Attention:  Debra M. Aaron

                                    and

                                    Fannie Mae
                                    3900 Wisconsin Avenue, N.W.
                                    Washington, D.C.  20016-2892
                                    Facsimile:  (201) 752-6088
                                    Attention:  William E. Einstein

Any such entity may change its address for notice hereunder to any other location within the continental United States by giving 30 days prior notice thereof to each other such entity in accordance with this paragraph.

         12. Assignment. This Note, the rights, powers and interests held by Payee hereunder and under the Security Agreement may be transferred and assigned by Payee, in whole or in part, at such time and upon such terms as Payee may deem advisable, without the consent of Maker. Maker will not assign any of its rights, powers or interests hereunder without the prior written consent of Payee.

         13. Amendment/Modification/Consent. This Note may not be amended, supplemented or otherwise modified, except by express written consent of Maker and Payee. No consent of Payee hereunder shall be effective unless approved in writing by MSDW Synfuels II, Inc. and Fannie Mae.

         14. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflict of law of New York.

         15. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Maker hereby executes this Note on the date first above written.

                                               COVOL TECHNOLOGIES, INC.
                                               a Delaware corporation



                                               By: /Stanley M. Kimball/
                                                  ------------------------------
                                               Printed Name: Stanley M. Kimball
                                               Its: President

                         Schedule of Additional Amounts
                            Under Promissory Note of
                            Covol Technologies, Inc.
                             Dated December 8, 1998


 Date of Additional Amount Loan                Amount of Additional Amount Loan